October 17, 2008

SEASCAPE FOCUS GROWTH FUND
a series of Trust for Professional Managers

Supplement to Prospectus Dated September 29, 2008

Due to a lack of growth in the assets of the Seascape Focus Growth Fund (the "Fund"), the Fund's management has determined that it is in the best interests of the Fund's shareholders to liquidate the Fund.  As a result of this decision, the Fund will be closed to new purchases effective as of the date of this Prospectus Supplement.

After the Fund is closed to new investments, you may continue to redeem your shares of the Fund, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets on October 31, 2008.

If the Fund has not received your redemption request or other instruction by October 31, 2008, your shares will be redeemed, and you will receive a check representing your proportionate interest in the net assets of the Fund as of the close of business on October 31, 2008, subject to any required withholding.  These liquidation proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation.  You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 1-877-SAIL SCM (724-5726).

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is October 17, 2008.